KOREA
                                                   Equity
                                                  Fund, Inc.








                                            SEMI-ANNUAL REPORT

                                              APRIL 30, 2002


                                                    KOREA EQUITY FUND, INC.


                                                                 June 20, 2002

To Our Shareholders:
     We present the Semi-Annual Report of the                  uct ("GDP") growth exceeded expectations. The
Korea Equity Fund, Inc. (the "Fund") for the six               strength was largely driven by increased public
months ended April 30, 2002.                                   spending and domestic consumption following
                                                               aggressive monetary easing.
     The Net Asset Value per share ("NAV") of the
Fund on April 30, 2002 was $5.20, representing an                   The fourth quarter of 2001 marked the econ-
increase of 61.0% during the six months ended                  omy's turning point. In October 2001, exports
April 30, 2002. The closing market price of the                posted a decline of 19.3% year-on-year ("y-o-y"),
Fund on the New York Stock Exchange was                        and semiconductor shipments, a key South
$4.41, representing a 15.2% discount to the NAV.               Korean export, collapsed 60.2% y-o-y. The cata-
The Fund's net assets aggregated $43,712,449 on                lyst to the subsequent turnaround appeared to be
April 30, 2002.                                                the announcement of a possible alliance between
                                                               two of the world's three largest Dynamic Random
     The Korea Composite Stock Price Index                     Access Memory ("DRAM") producers Micron
("KOSPI") increased from 537.81 to 842.34 or                   Technology Inc. and Hynix Semiconductor Inc.
56.6% in local currency terms during the six                   The spot 128MB DRAM price quickly strength-
months ended April 30, 2002. Including the Ko-                 ened after a prolonged decline, which had seen
rean won (the "Won") appreciation of 0.2% during               the price collapse from a high of nearly $4 at the
the six months ended April 30, 2002, this repre-               beginning of 2001 to below $1 just prior to the
sents a total increase of 56.9% in U.S. dollar                 Micron-Hynix deal. Companies became more will-
terms. The Fund outperformed the KOSPI, in U.S.                ing to re-stock and shipments have picked up.
dollar terms, by 4.1 percentage points during the              Trade numbers started to show signs of stabiliza-
six months ended April 30, 2002. For the quarter               tion through November and December of 2001,
ended April 30, 2002, the KOSPI increased in lo-               albeit initially with a smaller y-o-y decline. The
cal currency terms and U.S. dollar terms by 12.6%              South Korean economy was by then improving
and 14.4%, respectively. For the quarter ended                 across the board.
April 30, 2002, the NAV of the Fund increased by
20.4%. The Fund outperformed the KOSPI, in U.S.                     The 3.7% y-o-y GDP growth rate for the fourth
dollar terms, by 6.0 percentage points during the              quarter 2001 concurred with expectations for a
period.                                                        stronger first half of 2002. Despite a reversal in
                                                               DRAM prices in recent weeks, the government
South Korean Economy                                           seems confident of further economic strength,
     The domestic economy has provided strong                  raising its GDP target for 2002 to 5.7% from an
support for the South Korean stock market even                 earlier forecast of 3.9%. However, the resilience of
through difficult times on the export front. Skep-             the domestic consumer has left the Central Bank
tics were prepared for the worst following the                 wary of heightened inflation risk. Thus far, the
World Trade Center attack in September, 2001,                  Central Bank appears content with moral suasion
but third quarter 2001 Real Gross Domestic Prod-               and selective measures such as a clamp-down on
                                                               the activities of credit card companies to rein in


the consumption euphoria. A rate increase at this              longed period of draw-down. Blue chip technology
point would be taken as a positive sign in the                 stocks led this market recovery, which was fol-
sense that it is a pro-active move. However, any               lowed by the broadening of investor interest to the
potential increase in interest rates is expected to            medium and smaller capitalization technology
be moderate.                                                   names. Foreign investors led the buying frenzy. The
                                                               failure of the Micron-Hynix deal towards the end of
     Progress on corporate reforms remained mixed.             April brought selling pressure to the broad market.
President Kim's sunshine policy has taken a back-
seat as we near the end of his Presidential term.              The Financial sector did well from November to
The focus has been on pushing through and con-                 December of 2001 due to the re-listing of Kookmin
cluding the sales of Daewoo Motors Co., Ltd.,                  Bank, which attracted the buying interest of large
Hynix Semiconductor Inc., and Hyundai Invest-                  global funds. However, financial stocks went
ment Trust and Securities. General Motors' pur-                through a period of underperformance between
chase of Daewood Motors Co., Ltd. appeared to                  January and February 2002, as share prices were
have reached a favorable conclusion. However,                  battered by the collapse of the deal between
the pending sale of Hynix Semiconductor Inc. to                American International Group and Hyundai Invest-
Micron Technology Inc. took a negative turn when               ment Trust & Securities. Interest returned to the
Hynix's Board of Directors rejected the deal, de-              sector following Shinhan Financial Group Co.,
spite creditor banks having reached an agree-                  Ltd.'s acquisition of Good Morning Securities Co.
ment. Proposed government privatization plans                  This sparked expectations that the second tier
for Korea Telecom Corp. and Korea Electric Power               banks and brokerages are likely candidates of
Corp. have also faced resistance from the labor                merger and acquisition ("M&A") activities. Credit
unions. Expectations have been high and there-                 card companies underperformed as the Central
fore some disappointments are to be expected.                  Bank moved to curb excessive spending habits,
Nevertheless, while South Korea may still invite               because household debt increased to record
further criticism on the pace of reforms, the fact             levels.
remains that it has been one of the exemplary
stories of corporate Asia since the financial crisis                Domestic consumption stocks, much neglected
of 1997.                                                       through the past cycle due to the internet boom,
                                                               have remained very much in demand throughout
                                                               this cycle. Domestic confidence was strong prior
South Korean Stock Market                                      to the World Trade Center attack in September,
                                                               2001, and the events did not dampen local senti-
   The six months ended April 30, 2002, began on               ment. The Consumer Confidence Index increased
a  positive note, spurred by the news of Micron                to a record high in March. The World Cup, to be
Technology Inc. contemplating a buy-out of trou-               held in Korea in June, raised expectations of
bled Hynix Semiconductor Inc. Spot DRAM prices                 strong tourism receipts. World Cup `plays' such as
did a reversal from their low below $1, and ignited            Hite Brewery Co., Ltd. and Korean Air Co., Ltd.
interest for Samsung Electronics' shares. Spot                 were strong performers through the six months
prices rallied from $1 to almost $5 by the early part          ended April 30, 2002.
of March 2002. As spot prices rose, DRAM produc-
ers managed to push through a number of price in-                   However, the stock market declined 5.9% in
creases to customers. Likewise, Thin Film Transis-             April amid concerns about poor corporate gover-
tor Liquid Crystal Display and cathode ray tubes               nance. First, the LG Group surprised the market
("CRT") prices rebounded strongly. The expecta-                with transactions involving share swaps between
tions of a global economic recovery made compa-                its publicly listed entities and the family's privately
nies more willing to re-build inventory after a pro-           controlled share stakes. This was followed by the
                                                               unwelcome rejection of the sale of Hynix Semi-



conductor Inc. to Micron Technology Inc. by its                trimmed, while new holdings in the portfolio in-
Board of Directors despite creditor banks having               cluded Iroonet Co., Ltd. and Lotte Chilsung Bev-
approved the deal earlier. Despite these events,               erage Co., Ltd.
the KOSPI closed 56.6% higher for the six months
ended April 30, 2002.                                              Elsewhere, POSCO was pared back given
                                                               the emergence of a more protectionist attitude
The Portfolio Activities:                                      worldwide towards steel imports. The Telecom-
                                                               munications sector was also reduced to an under-
     An underweight position in the Technology sec-            weighted position, as it typically under-performs in
tor was initiated following a sharp rally towards              a more bullish stock environment.
the end of December. The Fund was cautious
about the sustainability of this recovery since it             Investment Strategy
was being driven by inventory re-building rather
than improved end-user demand. While the as-                       The Central Bank expects a strong recovery in
sessment remained intact, the Fund raised the                  economic growth this year. The GDP forecast for
weighting back to neutral on the grounds that                  year 2002 has been revised upwards numerous
some companies such as Samsung Electronics                     times to a high of 5.7%. Much of the growth could
and Samsung SDI Co., Ltd. have demonstrated                    be front-loaded ahead of the World Cup in June.
the ability to further consolidate their market lead-          Sustainability of this economic recovery remains
ing positions. The Fund believes that over the                 dependent on whether the expected turnaround in
longer-term, these companies should produce                    the global economy can materialize. While the
above market returns. Lower quality names such                 Central Bank unexpectedly raised overnight call
as the LG Group of companies again justified the               rates by 25 basis points, it has maintained that
Fund's apprehension on taking a more aggressive                rates would remain low in coming months to avoid
bet on them. KEC Corp was a new holding added                  stifling the economic rebound. More importantly,
to the technology portfolio.                                   this should be seen as a pro-active step to prevent
                                                               excessive euphoria. It also validates the view that
     Although the Fund's position in the second tier           in light of a still uncertain external outlook and the
banks was reduced slightly following a period of               position of many financially strapped small and
out-performance, the Fund has remained over-                   medium enterprises, monetary policy would still
weighted in the Financial sector. Brokerage expo-              be relatively loose. Upcoming local and presiden-
sure stayed underweighted, although the Fund has               tial elections would also support this view. The
accumulated a position in a smaller broker Daishin             main concern here would be a complacent Central
Securities in preference to Samsung Securities. In-            Bank that allows the economy to overheat, neces-
surance remained a preferred sub-sector with                   sitating more drastic monetary tightening after the
Samsung Fire & Marine Insurance Co., Ltd. one of               elections.
the Fund's larger holdings. Kookmin Credit Card
Co., Ltd. was trimmed on concerns that the gov-                     The seven month rally has left the KOSPI vul-
ernment has targeted credit card companies as a                nerable to any bad news, which explains the de-
way of curtailing excessive spending.                          cline of the market in April triggered by the LG
                                                               Group and Hynix Semiconductor Inc. issues. The
     The Fund has steadily reduced its exposure to             fundamental economic recovery story remains un-
stocks that are geared to benefit from the World               changed. A weak data point or two could weaken
Cup-to be held in Secul-and is focusing on                     the market, but current external conditions still in-
those companies with a larger reliance on domes-               dicate that we have passed the trough of this cy-
tic spending. Names such as Hite Brewery Co.,                  cle. A more certain recovery path should support
Ltd. and Cheil Communications Inc. were                        the market. More critically, the recent events of the


LG Group and Hynix Semiconductor Inc. have not                 year which should be the catalysts for good share
given investors the comfort that corporate gover-              price performance. The Fund would be selective
nance in Korea has improved. The rally has been                on consumption plays, paying more attention to
as much premised on the economic recovery as                   those with more exposure to domestic consump-
improved corporate transparency. Having cor-                   tion rather than the World Cup theme. Cyclical
rected by more than 10% in the latter half of April,           stocks should not be ignored totally in the event of
a further decline in the KOSPI should put the mar-             a turnaround in the global economy. The Fund will
ket back into better valuation territory. However,             stay underweighted in the Telecommunications
the catalyst for the continuous re-rating of the               and Utilities sectors on concerns that these sec-
Korean stock market probably rests squarely on                 tors may become subject to political pressures
the expectations of a changing corporate mindset.              ahead of the elections.
Meanwhile, the blue chip companies are more de-
fensive bets in this uncertain climate. Stock selec-                We appreciate your continuing support of your
tion rather than market positioning will be para-              Fund.
mount for performance in this environment.
                                                                                         Sincerely,
     The Fund advocates a slight overweight position
in the Technology sector but is particularly bullish
on the long-term prospects of Samsung Electronics
despite the shorter-term negative outlook following
Hynix Semiconductor Inc.'s decision to go it alone.                                      Kazuhiko Hama
Financials remain overweighted and recent devel-                                         President
opments suggest more M&A activities through the

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        ADOPTION OF NEW NON-FUNDAMENTAL INVESTMENT OBJECTIVE AND POLICY

     On February 19, 2002 the Fund's Board of Directors approved a new non-fundamental investment objective and policy, whereby the Fund will, under normal circumstances, invest at least 80% of its total assets in equity securities of Korean companies. Korean companies are defined to be entities
(i) that are organized under the laws of Korea and conduct business in Korea,
(ii) that derive 50% or more of their total revenues from business in
Korea, or (iii) the equity or debt securities of which are traded principally in Korea. The new non-fundamental investment objective and policy did not require shareholder approval.
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                      SHAREHOLDERS ACCOUNT INFORMATION

     Shareholders whose accounts are held in their own name may contact the
Fund's transfer agent, Equiserve, Inc. at (800) 426-5523 for information concerning their accounts.
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                               INTERNET WEBSITE

     NAM-U.S.A. (the "Manager") has established an Internet website which highlights history, investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura-asset.com. We invite you to view the Internet website.
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                             NEW NEWSLETTER FORMAT

     Visit our website @ www.nomura-asset.com to view the new format for the
Fund's Newsletter, or call 800-833-0018 for a free copy.
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                                     KOREA EQUITY FUND, INC.

                                  FUND HIGHLIGHTS-APRIL 30, 2002
                                           (Unaudited)

KEY STATISTICS:
   Net Assets ...............................................  $43,712,449
   Net Asset Value per Share ................................  $      5.20
   Closing NYSE Market Price ................................  $      4.41
   Percentage Change in Net Asset Value per Share* ..........        61.0%
   Percentage Change in NYSE Market Price* ..................        68.3%

MARKET INDEX:
Percentage change in market index*
                                                            KOREAN WON    U.S.$
                                                            ----------    -----
   Korea Composite Stock Price Index* ......................  56.6%       56.9%
   *From November 1, 2001 through April 30, 2002

ASSET ALLOCATION:
   Korean Equity Securities .................................        98.6%
   Cash and Cash Equivalents ................................         1.6
                                                                    -----
   Total Investments ........................................       100.2
   Liabilities in Excess of Other Assets, Net ...............        (0.2)
                                                                    -----
   Net Assets ...............................................       100.0%
                                                                    =====

INDUSTRY DIVERSIFICATION:

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

                                                     % of                                                   % of
                                                  Net Assets                                             Net Assets
                                                  ----------                                             ----------
Consumer Electronics .........................       22.6             Food and Beverages ............       5.2
Banking and Financial Services ...............       17.1             Retail ........................       4.1
Automotive Equipment and Parts ...............       11.8             Iron and Steel ................       3.7
Telecommunications ...........................       10.4             Utilities .....................       2.9
Services .....................................        9.6             Chemicals & Pharmaceuticals ...       2.2
Electrical Machinery .........................        7.9             Securities ....................       1.1


                           TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE:

                                                                                            Market          % of
Security                                                                                    Value        Net Assets
--------                                                                                 ----------      ----------
Samsung Electronics Co., Ltd. ......................................................     $9,814,365        22.5
Kookmin Bank .......................................................................      3,827,266         8.8
Hyundai Motor, Ltd. ................................................................      3,425,911         7.8
SK Telecom Co., Ltd. ...............................................................      2,731,575         6.3
Samsung Fire & Marine Insurance Co., Ltd. ..........................................      2,124,709         4.9
POSCO ..............................................................................      1,622,948         3.7
Hana Bank ..........................................................................      1,599,534         3.7
Samsung SDI Co., Ltd. ..............................................................      1,553,530         3.5
Hyundai Department Store Co., Ltd. .................................................      1,351,404         3.1
Korea Electric Power Corp. .........................................................      1,292,475         2.9
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



                                                       KOREA EQUITY FUND, INC.

                                                       SCHEDULE OF INVESTMENTS
                                                           APRIL 30, 2002
                                                             (Unaudited)
                                                                                                                           % of
                                                                                                              Market        Net
                                                                               Shares         Cost            Value        Assets
                                                                               ------         ----            ------       ------
KOREAN EQUITY SECURITIES
Automotive Equipment and Parts
Hyundai Mobis ..............................................................   44,600      $  715,578      $ 1,096,835       2.5
   Automotive service components
Hyundai Motor, Ltd. ........................................................   92,000       1,363,104        3,425,911       7.8
   Passenger cars, trucks, autoparts and commercial vehicles
Kia Motors+ ................................................................   63,000         476,324          652,483       1.5
   Automobiles and autoparts                                                               ----------       ----------      ----

Total Automotive Equipment and Parts .......................................                2,555,006        5,175,229      11.8
                                                                                           ----------       ----------      ----
Banking and Financial Services
Daishin Securities Co., Ltd. ................................................  36,000         755,447          652,133       1.5
   Financial services
Hana Bank ................................................................... 122,000       1,450,806        1,599,534       3.7
   Commercial bank
Kookmin Bank ................................................................  83,758       1,787,823        3,827,266       8.8
   Commercial bank
Kookmin Credit Card Co., Ltd. ...............................................  19,000         750,680          694,259       1.6
   Credit card and financial services
Shinhan Financial Group Co., Ltd. ...........................................  50,000         567,822          678,821       1.5
   Consumer and commercial-related financial services

Total Banking and Financial Services ........................................               5,312,578        7,452,013      17.1
                                                                                           ----------       ----------      ----
Chemicals and Pharmaceuticals
SK Corporation ..............................................................  40,600         445,551          607,898       1.4
   Petrochemicals
Suheung Capsule Co., Ltd. ...................................................  35,000         369,065          350,271       0.8
   Medical products                                                                        ----------       ----------      ----
Total Chemicals and Pharmaceuticals .........................................                 814,616          958,169       2.2
                                                                                           ----------       ----------      ----
Consumer Electronics
LG Electronics Inc ..........................................................   1,300          90,421           57,386       0.1
   Consumer electronics goods
Samsung Electronics Co., Ltd. ...............................................  31,238       4,711,487        9,257,499      21.2
Samsung Electronics Co., Ltd. PFD ...........................................   3,700         608,880          556,866       1.3
   Consumer electronics, computers, and telecommunications                                 ----------       ----------      ----
Total Consumer Electronics ..................................................               5,410,788        9,871,751      22.6
                                                                                           ----------       ----------      ----


                                                 See notes to financial statements.

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                                                      KOREA EQUITY FUND, INC. .

                                                 SCHEDULE OF INVESTMENTS-(Continued)
                                                           APRIL 30, 2002
                                                             (Unaudited)

                                                                                                                           % of
                                                                                                              Market        Net
                                                                               Shares         Cost            Value        Assets
                                                                               ------         ----            ------       ------
Electrical Machinery
Daeduck GDS Co., Ltd. .......................................................  17,000      $  208,709      $   195,190       0.5
   Printed circuit boards
KEC Corporation .............................................................  27,800         990,218        1,099,922       2.5
   Non-semiconductors
Samsung Electro Mechanics Co., Ltd. .........................................  10,400         501,005          614,802       1.4
   Telecommunication equipment
Samsung SDI Co., Ltd. .......................................................  17,800         815,191        1,553,530       3.5
   Cathode ray tubes for televisions and computer monitors                                 ----------       ----------      ----

Total Electrical Machinery ..................................................               2,515,123        3,463,444       7.9
                                                                                           ----------       ----------      ----
Food and Beverages
Lotte Chilsung Beverage Co., Ltd. ...........................................     800         424,988          456,167       1.0
   Alcoholic and non-alcoholic beverages
Lotte Confectionery Co., Ltd. ...............................................     400         119,559          201,707       0.5
   Beer
Nhong Shim Co., Ltd. ........................................................  14,000         635,361          988,363       2.3
   Instant noodles
Tong Yang Confectionery Corporation .........................................  14,000         399,015          629,946       1.4
   Snacks distributor                                                                      ----------       ----------      ----

Total Food and Beverages ....................................................               1,578,923        2,276,183       5.2
                                                                                           ----------       ----------      ----
Iron and Steel
POSCO .......................................................................  16,280         895,979        1,622,948       3.7
   Hot and cold rolled steel products                                                      ----------       ----------      ----

Retail
Hyundai Department Store Co., Ltd. ..........................................  42,800       1,048,882        1,351,404       3.1
   Department stores
Taegu Department Store Co. ..................................................  31,200         522,626          426,005       1.0
   Department stores                                                                       ----------       ----------      ----

Total Retail ................................................................               1,571,508        1,777,409       4.1
                                                                                           ----------       ----------      ----
Securities
Samsung Securities Co., Ltd.+ ...............................................  14,800         506,523          499,457       1.1
   Brokerage services                                                                      ----------       ----------      ----


Services
Cheil Communications Inc. ...................................................   3,400         241,314          461,598       1.0
   Advertising
Iroonet Co., Ltd. ...........................................................  62,000         685,778          767,184       1.8
   After-school educational academies


                                                 See notes to financial statements.

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



                                                      KOREA EQUITY FUND, INC.

                                                 SCHEDULE OF INVESTMENTS-(Continued)
                                                           APRIL 30, 2002
                                                             (Unaudited)

                                                                                                                           % of
                                                                                                              Market        Net
                                                                               Shares         Cost            Value        Assets
                                                                               ------         ----            ------       ------
Samsung Fire & Marine Insurance Co., Ltd. ..............................        31,300    $ 1,084,252      $ 2,124,709      4.9
   Non-life insurance
Tae Young Corporation ..................................................        25,000        504,055          826,222      1.9
  Heavy construction                                                                      -----------      -----------     ----
Total Services .........................................................                    2,515,399        4,179,713      9.6
                                                                                          -----------      -----------     ----
Telecommunications
Hanaro Telecom Incorporated+ ...........................................     73,000           328,829          318,844      0.7
   Internet and local telecommunication services
KT Corp. ...............................................................     19,000         1,729,889          857,874      2.0
   Telecommunications
KT Freetelt+ ...........................................................     21,200           683,910          634,849      1.4
   Mobile telecommunications
SK Telecom Co., Ltd. ...................................................     14,000         2,564,877        2,731,575      6.3
   Mobile telecommunications and paging services                                           -----------      -----------    ----
Total Telecommunications ...............................................                    5,307,505        4,543,142     10.4
                                                                                           -----------      -----------    ----
Utilities
Korea Electric Power Corp. .............................................    68,000          1,480,174        1,292,475      2.9
   Power supplier                                                                          -----------      -----------    -----
TOTAL KOREAN EQUITY SECURITIES                                                             30,464,122       43,111,933     98.6
                                                                                           -----------      -----------    -----
INVESTMENTS IN SHORT-TERM SECURITIES

                                                                          Principal
Time Deposit                                                               Amount
                                                                          ---------
Wachovia Grand Cayman-interest bearing call account
   1.75% due 05/01/02 .................................................   $700,000          $ 700,000        $ 700,000       1.6
                                                                                          -----------      -----------    -----
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES ............................                       700,000          700,000       1.6
                                                                                          -----------      -----------    -----
TOTAL INVESTMENTS .....................................................                    31,164,122       43,811,933     100.2
                                                                                          -----------      -----------    -----
LIABILITIES IN EXCESS OF OTHER ASSETS, NET ............................                       (99,893)         (99,484)      0.2
                                                                                          -----------      -----------    -----
NET ASSETS ............................................................                   $31,064,229      $43,712,449     100.0
                                                                                          ===========      ===========    =====


+ Non-income producing securities





                                                      KOREA EQUITY FUND, INC. .

                                 Portfolio securities and foreign currency holdings were translated at the following exchange rate as of April 30, 2002.


                                Korean won                   KRW                            1,289.00 = $1.00



                                                 See notes to financial statements.



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


                                                       STATEMENT OF ASSETS AND LIABILITIES
                                                                  APRIL 30, 2002
                                                                   (Unaudited)


ASSETS:

   Investments in securities, at market value (cost-$30,464,122) ...................................     $43,111,933
   Investments in short-term securities, at market value (cost-$700,000) ...........................         700,000
   Receivable for investments sold .................................................................       3,251,900
   Receivable for dividends and interest, net of withholding taxes .................................          31,249
   Prepaid Expenses ................................................................................          14,959
   Cash ............................................................................................          84,393
                                                                                                       -------------
                   Total Assets ....................................................................      47,194,434
                                                                                                       -------------

LIABILITIES:
    Payable for investments purchased ..............................................................       3,269,770
    Accrued management fee .........................................................................          34,974
    Other accrued expenses .........................................................................         177,241
                                                                                                       -------------
                   Total Liabilities ...............................................................       3,481,985
                                                                                                       -------------

NET ASSETS:
    Capital stock (par value of 8,409,000 shares of capital stock outstanding, authorized
      100,000,000, par value $0.10 each) ...........................................................         840,900
    Paid-in capital ................................................................................      89,047,670
    Accumulated net realized loss on investments and foreign currency transactions .................     (58,812,230)
    Unrealized net appreciation on investments and foreign exchange ................................      12,648,220
    Accumulated net investment loss ................................................................         (12,111)
                                                                                                       -------------
                   Net Assets ......................................................................   $  43,712,449
                                                                                                       =============
Net asset value per share ..........................................................................          $ 5.20
                                                                                                       =============

                                                  See notes to financial statements

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

                                    KOREA EQUITY FUND, INC.

                                    STATEMENT OF OPERATIONS
                            FOR THE SIX MONTHS ENDED APRIL 30, 2002
                                          (Unaudited)

INCOME:
Dividend income (less $77,245 withholding taxes) .............       $390,907
Interest income ..............................................          8,239
                                                                   ----------
     Total Income ............................................                     $ 399,146
                                                                                   ----------
EXPENSES:
Management fee ...............................................        202,587
Custodian fees ...............................................         83,260
Legal fees ...................................................         43,440
Shareholder reports ..........................................         30,392
Auditing and tax reporting fees ..............................         29,503
Directors' fees and expenses .................................         16,195
Registration fees ............................................         10,889
Annual meeting expenses ......................................          9,955
Transfer agency fees .........................................          7,050
Miscellaneous fees ...........................................          4,887
Insurance expenses ...........................................            724
                                                                   ----------
      Total Expenses .........................................                       438,882
      Waived Management fee ..................................                       (27,625)
                                                                                  ------------
      Net Expenses ...........................................                       411,257
                                                                                  ------------
INVESTMENT INCOME (LOSS)--NET ................................                       (12,111)
                                                                                  ------------


                     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
                                   AND FOREIGN CURRENCY:

Realized gain/(loss) on investments and foreign currency transactions:
Net realized gain on investments ..........................................         5,557,142
Net realized loss on foreign exchange .....................................        (1,139,851)
                                                                                  ------------
Net realized gain on investments and foreign exchange .....................         4,417,291
                                                                                  ------------
Change in net unrealized appreciation on investments ......................        10,880,502
Change in net unrealized appreciation on translation of foreign currency and
other assets and liabilities denominated in foreign currency ..............         1,256,246
                                                                                  ------------
Net realized and unrealized gain on investments and foreign exchange ......        16,554,039
                                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATION .......................       $16,541,928
                                                                                  ============
                              See notes to financial statements.





                                KOREA EQUITY FUND, INC.

                            STATEMENT OF CHANGES IN NET ASSETS

                                                                                       For the Six                For the
                                                                                      Months Ended               Year Ended
                                                                                        April 30,               October 31,
                                                                                          2002                     2001
                                                                                          ----                     ----
                                                                                       (Unaudited)
                                                                                       -----------
FROM INVESTMENT ACTIVITIES:
   Net investment loss ........................................................      $    (12,111)             $  (286,397)
   Net realized gain/(loss) on investments ....................................         5,557,142               (5,117,996)
   Net realized loss on foreign exchange ......................................        (1,139,851)              (1,866,001)
   Change in net unrealized appreciation/(depreciation) on investments ........        10,880,502                6,417,841
   Change in net unrealized appreciation/(depreciation) on translation of foreign currency and other assets and liabilities denominated in
      foreign currency ........................................................          1,256,246              (1,555,425)
                                                                                      ------------             -----------
   Increase (decrease) in net assets derived from investment activities .......         16,541,928              (2,407,978)

NET ASSETS:
   Beginning of period ........................................................         27,170,521              29,578,499
                                                                                      ------------             -----------
   End of period (including accumulated undistributed net investment
      losses of $12,111 and $0, respectively) .................................        $43,712,449             $27,170,521
                                                                                     =============             ===========
                                      See notes to financial statements.




                                            KOREA EQUITY FUND, INC.


                                  NOTES TO FINANCIAL STATEMENTS- (Continued) (Unaudited)

1.  SIGNIFICANT ACCOUNTING POLCIES                             options, are stated at market value or
                                                               otherwise at fair value as determined in good
     Korea Equity Fund, Inc. (the "Fund") is                   faith by or under the direction of the Board of
registered under the Investment Company Act of                 Directors of the Fund.
1940 as a non-diversified, closed-end investment
management company. The Fund was incorporated in                    (b) Foreign Currency Transactions-Transactions
Maryland on September 7, 1993 and investment                   denominated in Korean won ("Won") are recorded in
operations commenced on December 3, 1993. The                  the Fund's records at the prevailing rate at the
Fund's investment objective is to seek long-term               time of the transaction. Asset and liability
capital appreciation through investments primarily             accounts that are denominated in Won are adjusted
in equity securities of Korean equities. The                   to reflect the current exchange rate at the end of
following is a summary of significant accounting               the period. Transaction gains or losses resulting
policies followed by the Fund. In the opinion of               from changes in the exchange rate during the
management, all material adjustments, consisting               reporting period or upon settlement of foreign
of normal recurring adjustments, considered                    currency transactions are included in the results
necessary for a fair presentation have been                    of operations for the current period.
included.
                                                                    The net assets of the Fund are presented at
     (a) Valuation of Securities-Investments                   the exchange rate and market values at the close
traded on stock exchanges are valued at the last               of the period. The Fund isolates that portion of
sale price on the principal market on which such               the results of operations arising as a result of
securities are traded as of the close of business              changes in the foreign exchange rates on
on the day the securities are being valued or,                 investments from the fluctuations arising from
lacking any sales, at the last available bid                   changes in the market prices of securities held at
price. Securities traded in the over-the-counter               April 30, 2002. Net realized foreign exchange
market (as opposed to the OTC market for foreign               gains or losses include gains or losses arising
investors in Korea) are valued at the last                     from sales of portfolio securities, sales and
reported sales price as of the close of business               maturities of short-term securities, currency
on the day the securities are being valued or, if              gains or losses realized between the trade and
none is available, at the mean of the bid and                  settlement dates on securities transactions, the
offer price at the close of the day or, if none is             difference between the amounts of dividends,
available, at the last reported sales price                    interest, and foreign withholding taxes recorded
available to the Fund. Securities for which market             on the Fund's books and the United States dollar
quotations are not readily available and                       equivalent of the amounts actually received or
restricted securities are valued in good faith at              paid. Net unrealized foreign exchange gains or
fair value using methods determined by the Board               losses includes gains or losses arising from
of Directors. Short-term debt securities which                 changes in the value of assets and liabilities
mature in 60 days or less are valued at amortized              including investments in securities at April 30,
cost if their original maturity at the date of                 2002, resulting from changes in the exchange rate.
purchase was 60 days or less, or by amortizing
their value on the 61st day prior to maturity if                    (c) Security Transactions, Investment Income,
their term to maturity at the date of purchase                 Distributions to Shareholders-Security
exceeded 60 days. Securities and other assets,                 transactions are accounted for on the trade date.
including futures contracts and related                        Dividend income is recorded on the ex-dividend
                                                               date and in-


                                            KOREA EQUITY FUND, INC.

                             NOTES TO FINANCIAL STATEMENTS- (Continued) (Unaudited)

terest income is recorded on the accrual basis.                     (f) Subscription for New Shares-As part of
Realized gains and losses on the sale of                       their annual corporate action matters, certain
investments are calculated on the identified cost              Korean companies offer rights to their
basis.                                                         shareholders to subscribe to new shares which are
                                                               eligible for a portion of the dividends paid on
     Distributions from net investment income and              existing shares in the year of subscription. The
net realized capital gains are determined in                   Fund normally subscribes to new share offerings by
accordance with Federal income tax regulations,                Korean companies.
which may differ from generally accepted
accounting principles. To the extent these                          (g) Use of Estimates in Financial Statement
"book/tax" differences are permanent in nature                 Preparation-The preparation of financial
(i.e., that they result from other than timing of              statements in accordance with generally accepted
recognition-"temporary"), such accounts are                    accounting principles requires management to make
reclassified within the capital accounts based on              estimates and assumptions that affect the reported
their Federal tax-basis treatment; temporary                   amounts and disclosures in the financial
differences do not require reclassification.                   statements. Actual results could differ from these
Dividends and distributions which exceed net                   estimates.
realized capital gains for financial reporting
purposes, but not for tax purposes, are reported                    (h) Concentration of Risk-A significant
as distributions in excess of net realized capital             portion of the Fund's net assets consists of South
gains.                                                         Korean securities which involve certain
                                                               considerations and risks not typically associated
     (d) Capital Account Reclassification-For the              with investments in the United States. In addition
year ended October 31, 2001, the Fund's                        to the smaller size, less liquidity and greater
paid-in-capital was decreased by $310,358 with                  volatility, the South Korean securities market is
decrease in accumulated net investment loss of                 less developed than the U.S. securities market and
$286,397 and decrease in accumulated net realized              there is often substantially less publicly
loss on investments and foreign currency                       available information about South Korean issuers
transactions of $23,961. The adjustment was                    than there is about U.S. issuers. Future economic
primarily a result of the reclassification of net              and political developments in South Korea could
investment and foreign exchange losses.                        adversely affect the liquidity or value, or both,
                                                               of securities in which the Fund is invested.
     (e) Income Taxes-A provision for United                   Further, the Fund may be exposed to currency
States income taxes has not been made since it is              devaluation and other exchange rate fluctuations.
the intention of the Fund to qualify as a
regulated investment company under the Internal                2.  Management Agreement and
Revenue Code and to distribute within the                      Transactions With Affiliated Persons
allowable time limit all taxable income to its
shareholders.                                                       Nomura Asset Management U.S.A. Inc. (the
                                                               "Manager") acts as the Manager of the Fund
     Under Korean tax laws, a withholding tax is               pursuant to a management agremeent. Under the
imposed on dividends and interest income at the                agreement, the Manager provides all office space,
rate of 16.5% and 13.2%, respectively, and such
withholding taxes are reflected as a reduction of
the related renenue. There is no withholding tax
on realized gains.


                                            KOREA EQUITY FUND, INC.

                                  NOTES TO FINANCIAL STATEMENTS-(Unaudited)


facilities and personnel necessary to perform its              officers and/or directors of the Manager. The
duties. Pursuant to such management agreement, the             Nomura Securities Co., Ltd. (the Manager's
Manager has retained its parent company, Nomura                indirect parent) earned $16,566 in commissions
Asset Management Co., Ltd. ("NAM"), as investment              from the Fund on the execution of portfolio
adviser for the Fund.                                          securities transactions for the six months ended
                                                               April 30, 2002. The Fund pays each Director not
     As compensation for its services to the Fund,             affiliated with the Manager an annual fee of
the Manager receives a monthly fee computed daily,             $5,000 plus $500 per meeting attended, together
at the annual rate of 1.10% of the Fund's average              with such Director's actual expenses related to
weekly net assets. Effective June 30, 2000, the                attendance at meetings. Such fees and expenses for
Manager voluntarily reduced its management fee                 the unaffiliated Directors aggregated $16,195 for
from 1.1% to 0.95% of the Fund's average weekly                the six months ended April 30, 2002.
net assets. This reduction will remain in effect
unless the Manager and the Board of Directors of               3. Purchases and Sales of Investments
the Fund mutually agree to reinstate the full
management fee. For services performed, NAM                         Purchases and sales of investments, exclusive
receives a monthly fee from the Manager at the                 of investments in foreign currency and short-term
annual rate of 0.55% of the average weekly net                 securities, for the six months ended April 30,
assets of the Fund. Effective July 24, 2001 for                2002 were $21,253,558 and $20,874,445,
services performed, Nomura Asset Management Hong               respectively.
Kong Limited ("NAM-Hong Kong") and Nomura Asset
Management Singapore Limited ("NAM-Singapore")                      As of April 30, 2002, net unrealized
receive a monthly fee from NAM at an annual rate               appreciation on investments, exclusive of
of 0.05% of average weekly net assets of the Fund.             short-term securities, for Federal income tax
On November 13, 2001, NAM delegated investment                 purposes was $12,647,811 of which $14,147,355
discretion over the Fund's assets to                           related to appreciated securities and $1,499,544
NAM-Singapore. NAM will now pay NAM-Singapore                  related to depreciated securities. The aggregate
0.25% of average weekly net assets of the Fund. In             cost of investments, exclusive of short-term
addition, the Fund was informed that NAM-Hong Kong             securities, at April 30, 2002 for Federal income
and NAM-Singapore received fees of $5,065 and                  tax purposes was $30,464,122. The Fund has a
$25,324, respectively, from NAM. Under the                     capital loss carryforward as of October 31, 2001
Management Agreement, the Fund paid or accrued                 of approximately $63,230,000 of which $14,274,000
fees after the voluntary waiver, to the Manager of             expires on October 31, 2003, $3,203,000 expires on
$174,962 for the six months ended April 30, 2002.              October 31, 2004, $5,211,000 expires on October
For the six months ended April 30, 2002, the                   31, 2005, $20,128,000 expires on October 31, 2006,
Manager informed the Fund that NAM received fees               $6,272,000 expires on October 31, 2007, $7,182,000
of $101,294 from the Manager. At April 30, 2002,               expires on October 31, 2008 and $6,960,000 expires
the fee payable to the Manager by the Fund was                 on October 31, 2009.
$34,974.

     Certain officers and/or directors of the Fund are


                                           KOREA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS


Selected per share data and ratios for a share of common stock outstanding throughout each year:


                                                        For the Six
                                                       Months Ended                   For the Year Ended
                                                      April 30. 2002                       October 31.
                                                      --------------     ---------------------------------------------------
                                                       (Unaudited)        2001        2000       1999       1998       1997
                                                       -----------        ----        ----       ----       ----       ----
Net asset value, beginning of year                       $3.23           $3.52       $5.63       $2.78      $3.55     $7.42
                                                         -----           -----       -----       -----      -----     -----
   Net investment income (loss)                          (0.00)          (0.03)      (0.03)      (0.04)     (0.03)    (0.02)
   Net realized and unrealized gain (loss) on
      investments and foreign currency                    1.97           (0.26)      (2.08)       2.89      (0.74)    (3.85)
                                                         -----           -----       -----       -----      -----     -----
   Total from investment operations                       1.97           (0.29)      (2.11)       2.85      (0.77)    (3.87)

Net asset value, end of period                           $5.20           $3.23       $3.52       $5.63      $2.78     $3.55
                                                         =====           =====       =====       =====      =====     =====

Market value, end of period                              $4.41           $2.620      $2.625      $4.375    $2.9375    $3.6875
Total investment return+                                 68.3%           (0.2%)     (40.0%)      48.9%     (20.3%)   (47.3%)
Net asset value total return++                           61.0%           (8.2%)     (37.5%)     102.5%     (21.7%)   (50.3%)
Ratio to average net assets/supplemental data:
   Net assets, end of period (000)                      $43,712         $27,171     $29,578     $47,345    $23,343   $29,873
   Operating expenses before waiver of a portion
      of the management fee                             2.47%*            3.36%       2.24%       2.22%      3.13%     2.29%
   Operating expenses after waiver of a portion
      of the management fee                             2.31%*            3.12%       2.20%       2.22%      3.13%     2.29%
Net investment income (loss)                           (0.07%)*          (1.02%)     (0.60%)     (0.78%)    (1.21%    (0.40%)
Portfolio turnover                                       117%               37%         50%         34%        25%       22%

*    Annualized
+ Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total return does not reflect sales commissions.
++ Based on net asset value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total return does not reflect sales commissions.

                                     See notes to financial statements.

                                 BOARD OF DIRECTORS
                                 William G. Barker, Jr.
                                 Kazuhiko Hama
                                 Chor Weng Tan
                                 Arthur R. Taylor
                                 John F. Wallace

                                 OFFICERS
                                 Kazuhiko Hama, President
                                 Keisuke Haruguchi, Vice President
                                 Kenneth L. Munt, Vice President & Secretary
                                 David G. Stoeffel, Vice President
                                 Rita Chopra-Brathwaite, Assistant Treasurer

                                 MANAGER
                                 Nomura Asset Management U.S.A. Inc.
                                 180 Maiden Lane
                                 New York, New York  10038-4936
                                 Internet Address
                                 www.nomura-asset.com

                                 INVESTMENT ADVISER
                                 Nomura Asset Management Co., Ltd.
                                 2-1-14 Nihonbashi, Chuo-ku,
                                 Tokyo 103-8260, Japan

                                 INVESTMENT SUB-ADVISERS
                                 Nomura Asset Management Hong Kong Limited
                                 32nd Floor, Citibank  Tower
                                 CitiBank Plaza, 3 Gorden Rd.
                                 Central Hong Kong, Hong Kong

                                 Nomura Asset Management Singapore Limited
                                 6 Battery Road 34-02
                                 Singapore, Singapore 049909

                                 CUSTODIAN
                                 Brown Brothers Harriman & Co.
                                 40 Water Street
                                 Boston, Massachusetts 02109-3661

                                 DIVIDEND PAYING AGENT, TRANSFER AGENT
                                 AND REGISTRAR
                                 Equiserve
                                 150 Royall Street
                                 Canton, Massachusetts 02021

                                 COUNSEL
                                 Sidley Austin Brown & Wood LLP
                                 875 Third Avenue
                                 New York, New York 10022

                                 INDEPENDENT ACCOUNTANTS
                                 PricewaterhouseCoopers LLP
                                 1177 Avenue of The Americas
                                 New York, New York 10036-2798

                                 KOREA EQUITY FUND, INC.
                                 180 MAIDEN LANE
                                 NEW YORK, NEW YORK 10038-4936

                                 ----------------------------------------------
                                 This Report, including the Financial
                                 Statements, is transmitted to the
                                 Shareholders of Korea Equity Fund, Inc.
                                 for their information. This is not a
                                 prospectus, circular or representation
                                 intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.